UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  April 26, 1999

		      STRUCTURED ASSET SECURITIES CORPORATION
	    Mortgage Pass-Through Certificates, Series 1999-BC1 Trust


New York (governing law of          333-68513-01   52-2151536
Pooling and Servicing Agreement)    (Commission    52-2151538
(State or other                     File Number)   52-2151540
jurisdiction                                       52-2151543
						   52-2151544
						   52-2151546
	c/o Norwest Bank Minnesota, N.A.           IRS EIN
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	 (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 26, 1999 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-BC1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Mortgage Pass-Through Certificates, Series 1999-BC1 Trust, relating to the April 26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		     STRUCTURED ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1999-BC1 Trust

	      By:   The First National Bank of Chicago, as Trustee
	      By:   /s/ Barbara Gross, Vice President
	      By:   Barbara Gross, Vice President
	      Date: 5/5/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1999-BC1 Trust, relating to the April 26, 1999 distribution.